Investor Presentation First Quarter 2011 Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities
Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement

PUTNAM
MARION
CITRUS
SUMTER
HERNANDO
LAKE
ORANGE
PASCO
POLK
HILLSBOROUGH
OSCEOLA
INDIAN RIVER
OKEE-CHOBEE
HENDRY

Atlanta
Birmingham
Winter Haven
Tampa

CSFL

Corporate Overview
Headquartered in Davenport, FL
$2.2 billion in assets
$1.2 billion in loans
$1.9 billion in deposits
Company formed:  June 2000
2 Subsidiary Banks; 59 locations

Correspondent Banking market

2010 Initiatives
Vero Beach Office
Opened May 2010
$40 million in deposits
$13 million in loans
1,280 new accounts
Okeechobee Office
Opened June 2010
$26 million in deposits
1,531 new accounts
Wealth Management
Joe Keating and team on board May of 2010
$109 million of new assets under management
3 FDIC Acquisitions
Total assets acquired – $371MM
Stable core deposits
Performing to model
Delayed systems conversion

2011 Initiatives
TD Transaction
Acquired 4 branches in Putnam County, FL – January 20, 2011
Acquired $121 million in loans and $115 million in deposits
$11 million bargain purchase gain
Credit Protection – 2 year “Put Back” agreement with TD Bank
Core Processing System Conversions
All 4 Legacy Bank conversions completed
3 FDIC Banks slated for Third Quarter 2011
Evaluating Acquisition Opportunities
FDIC
Branch P&A – TD acquisition
Whole banks

Florida Statewide Home Sales vs. Home Sale Prices
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Single Family Home Sale Prices For Florida Metropolitan Areas
Single Family Home Sales For Florida Metropolitan Statistical Areas

Unemployment Rate in Florida (FLURN)
Source: U.S. Department of Labor: Bureau of Labor Statistics
(Percent)
2006
2007
2008
2009
2010
2011
2012
Shaded areas indicate US recessions.
2011 research.stlouisfed.org

CSFL

Florida Economy Slowly Recovering 6 Source: Sterne, Agee and Leach, Inc. and the US Department of Labor Home Prices Flat Unemployment Down in 1Q

Consumer / Other 5%
Residential Real Estate 25%
Commercial & Industrial 11%
Construction, A&D, & Land 10%
Comm RE - Non Owner Occupied 21%
Comm RE - Owner Occupied 28%

CSFL

Loan Portfolio
(excluding FDIC Covered Loans)
Total Loans by Type (%)
Total Loans Detail

Loan Type
No. of
Loans
03/31/11
Balance
Avg Loan
Balance
Residential Real
Estate
3,006 $259MM $86,000
Commercial
Real Estate
1,431 501MM 350,000
Construction,
A&D, & Land
590 107MM 181,000
Commercial &
Industrial
1,045 116MM 111,000
Consumer
/Other
3,399 56MM 16,000
Total 9,471 $1,039MM $110,000
Includes $115MM of loans purchased from TD Bank which are
subject to a 2 year “Put Back” option .

125
100
75
50
25
0
Amount ($MM)
1Q10
2Q10
3Q10
4Q10
1Q10
30 - 89 days past due
90 days and nonaccrual
OREO and repo

15.00
10.00
5.00
0.00
NPAs / Loans & OREO (%)
11.94
7.84
7.14
1Q10
2Q10
3Q10
4Q10
MRQ
CSFL
Southeastern Peers
Florida Peers

4.00
3.00
2.00
1.00
Reserves / Loans (%)
2.84
2.72
2.55
1Q10
2Q10
3Q10
4Q10
MRQ
CSFL
Southeastern Peers
Florida Peers

CSFL

Credit Quality Trends
NPAs / Loans & OREO (%)
Credit Cycle Burn Down
Problem Loan Trends ($MM)
Reserves / Loans (%)

Source: SNL Financial
Nonperforming assets include 90 days or more past due.
Florida peers include publicly traded banks and thrifts headquartered in Florida.
Southeastern peers include publicly traded financial institutions located in  AL, AR, FL, GA, MS, NC, SC, TN VA, and WV with total assets between $2 and $5 billion.
Since 12-31-07, 8.1% of the
loan portfolio balance has
been expensed as a write
down or elevated reserves.

Commercial
$808K
(21 loans)
1%
Consumer / Other
$624K
(27 loans)
1%
Residential Real Estate
$17,940K
(128 loans)
25%
Construction, A&D, & Land
$18,730K
(67 loans)
26%
47%
Commercial Real Estate
$33,529K
(76 loans)

Vacant Land
(7 parcels of land)
$1,387K
14%
Single Family Homes
(14)
$2,482K
24%
Residential Lots
(18)
$848K
8%
Mobile Homes
w/ Land
(2)
$74K
1%
53%
Commercial Buildings
(14)
$5,431K

- ❑
- ❑
- ❑

- ❑
- ❑

CSFL

Non-Performing Loans
Other Real Estate Owned
$71,631,000 (6.89% of Gross Loans,)
29% of NPLs are current
75% of legal unpaid loan balance
(net of specific reserves and partial charge-offs)
$10,222,000
60% of legal unpaid loan
balance at repossession date

Data as of 3/31/11
NonPerforming Assets
(excluding FDIC Covered Assets)

Conservative Balance Sheet
Total Risk-Based Capital Ratio –
18.0% at 3/31/11
Loans / Assets of 55% at 3/31/11
Approximately 24% of loans have credit protection
15% of loans are covered by loss sharing agreements with the FDIC
9% are subject to a 2 year “Put Back” agreement with TD Bank
41% of assets backed by the US Government
Low Concentration Levels
CRE at 139% of capital vs. 300% guidance
CD&L at 34% of capital vs. 100% guidance
Operating leverage yet untapped

2005 – 2010 CAGR: 18.6%
2,000
1,500
1,000
500
0
2006
2007
2008
2009
2010
3/31/11
378
21%
311
17%
485
26%
279
15%
374
21%
Jumbo Time
Retail Time
MMDA & Savings
NOW
DDA

2006 – 2010 CAGR: 25.0%
100,000
75,000
50,000
25,000
0
10,579
32,280
13,191
40,822
11,001
43,974
12,025
54,561
14,998
78,874
15,476
87,738
2006
2007
2008
2009
2010
3/31/2011
Time Deposits
Core Deposits

CSFL

Core Deposit Focus
Value of core deposits not fully realized in this low rate environment.
Approximately 103,214 total accounts - $17,710 average balance per account
Core deposits defined as non-time deposits.
Total Deposits ($MM) Number of Deposit Accounts

DDA and NOW 3/31/10 3/31/11 Change % Change
Balance $418MM $689MM $271MM 65%
No. of Accounts 40,753 67,859 27,106 67%

Correspondent Banking Division
Primary business lines
Bond Sales
Fed funds
Safekeeping, bond accounting, and
asset/liability consulting services
No loan participations / holding company
loan product
Customer base –
520 community banks
Opportunity
Bank Clearing & Cash Management
Talent Recruiting / M&A
Division Contribution

($000s, except per share)
1Q10 2Q10 3Q10 4Q10 1Q11
Net Interest Income $1,526 $1,319 $1,148 $974 $662
Non-Interest Income 6,622 7,758 12,358 7,576 4,984
Non-Interest Expense (6,164) (6,740) (9,249) (6,689) (4,978)
Income Tax Expense (764) (900) (1,564) (700) (251)
Net Income Impact $1,220 $1,437 $2,693 $1,161 $417
EPS Impact $0.05 $0.05 $0.09 $0.04 $0.01

10.00
5.00
0.00
(5.00)
(10.00)
8.46
7.80
3.42
(6.22)
(5.94)
2006
2007
2008
2009
2010

2.0
0.0
(2.0)
(4.0)
(6.0)
(8.0)
0.4
0.9
(7.7)
0.4
0.2
1Q10
2Q10
3Q10
4Q10
1Q11

$30
$20
$10
$0
1.60
1.20
0.80
0.40
0.00
14.0
14.6
11.5
15.0
18.1
1.43
1.22
0.93
0.85
0.93
0.71
2006
2007
2008
2009
2010
3/31/11*

*annualized

CSFL

Profitability Net Income ($MM) – 5 yr history Pre-Tax Pre Provision Income & ROAA(%) 13 Net Income ($MM) – 5 quarter history

Summary
Energetic & experienced local management team taking
advantage of opportunities
Turmoil offers significant organic growth opportunities
Regulator support for continued growth strategy
Increased FDIC-assisted deals coming to our market in the
next 6 – 9 months
Elevated temporary operating expenses due to acquisitions
and conversions
Unprecedented opportunities to add shareholder value